Item 1.  Report to Shareholders

DECEMBER 31, 2004

BALANCED FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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REPORTS ON THE WEB

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T. ROWE PRICE BALANCED FUND
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Fellow Shareholders

U.S. stocks rose moderately in the second half of 2004, capping a second consecutive year of gains. Small- and mid-cap shares fared better than their larger counterparts. U.S. bonds produced positive returns in the second half of 2004, even though the Federal Reserve gradually raised short-term interest rates. High-yield bonds strongly outperformed investment-grade securities. Non-U.S. stocks outpaced their U.S. counterparts, thanks partially to a weakening U.S. dollar, which fell to multi-year lows against several major currencies.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                             6 Months     12 Months
--------------------------------------------------------------------------------

Balanced Fund                                         8.26%        10.32%

Merrill Lynch-Wilshire Capital Market Index           6.92          9.54

Lipper Balanced Funds Index                           6.59          8.99

Combined Index Portfolio*                             6.81          9.24

*An unmanaged portfolio of 50% domestic stocks (S&P 500 Stock Index), 40% bonds
 (Lehman Brothers U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

Your fund returned 8.26% in the second half of 2004 and 10.32% for the year. The fund outperformed all three of its benchmarks in both periods, as shown in the table, because we overweighted stocks, which outpaced bonds, and had a modest bias toward value stocks, which fared better than growth stocks. In addition, our exposure to international equities and high-yield bonds, which surpassed domestic shares and investment-grade issues, respectively, increased our performance advantage.

MARKET ENVIRONMENT

The economy continued to expand in the second half of 2004, overcoming a mid-year period of softness that was largely attributable to heightened consumer and business caution amid rising oil prices and a tight presidential election race. Both of these concerns eased in the fourth quarter, as the price of oil fell sharply from its October high and investors welcomed a conclusive election result.

The Federal Reserve continued to unwind its highly accommodative monetary policy in the last six months, though this was not to the detriment of the equity market. Beginning on June 30, the central bank raised the federal funds target rate gradually from 1.00% to 2.25% in five quarter-point increments. Short-term interest rates also rose, tracking the fed funds rate, but long-term rates declined in the second half of the year after peaking in the spring.

U.S. stocks declined through mid-August as economic growth moderated amid rising short-term interest rates, surging energy costs, and a heated presidential campaign. Stock prices rose as oil prices backed away from $55 per barrel, and gains accelerated following the election. High-profile corporate deals and mergers late in the year were also supportive. By year-end, several major indexes were at or near their highest levels of the year.

[Graphic Omitted]

INTEREST RATE LEVELS
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                           10-Year               5-Year               90-Day
                         Treasury Note        Treasury Note        Treasury Bill

12/31/2003                   4.25                 3.25                 0.92

1/31/2004                    4.13                 3.14                 0.91

2/29/2004                    3.97                 2.94                 0.94

3/31/2004                    3.84                 2.78                 0.94

4/30/2004                    4.51                 3.62                 0.96

5/31/2004                    4.65                 3.79                 1.06

6/30/2004                    4.58                 3.77                 1.26

7/31/2004                    4.48                 3.69                 1.43

8/31/2004                    4.12                 3.31                 1.58

9/30/2004                    4.12                 3.37                 1.70

10/31/2004                   4.02                 3.28                 1.89

11/30/2004                   4.35                 3.69                 2.22

12/31/2004                   4.22                 3.61                 2.21

Small-cap shares outperformed their larger counterparts in the second half of 2004 and for the full year. The Russell 2000 Index returned 10.83% and 18.33%, respectively, versus 7.19% and 10.88% for the S&P 500 Index. As measured by various Russell indexes, growth stocks lagged value across all market capitalizations in both periods. In the large-cap universe, utilities, energy, and telecommunications services were among the strongest sectors in the last six months. The materials and consumer discretionary sectors also performed well. Health care and information technology shares lagged due to weakness among pharmaceuticals and semiconductors, respectively. Consumer staples stocks were also sluggish.

U.S. bonds produced positive returns in the last six months. High-yield bonds did best, but long-term government bonds also produced solid returns. Investment-grade corporate bonds were less robust, while mortgage-backed and shorter-term securities trailed with modest gains. The Lehman Brothers U.S. Aggregate Index, a broad measure of the investment-grade taxable bond market, returned 4.18% in the second half of 2004 and 4.34% for the entire year.

Non-U.S. stocks have outperformed their U.S. counterparts since the end of June, thanks partially to a weakening U.S. dollar, which fell to multi-year lows against several major currencies. Emerging markets were strongest, led by equities in Latin America. Developed markets also performed well, with European bourses well ahead of Japanese shares. The MSCI EAFE Index, which measures the performance of mostly large-cap stocks in Europe, Australasia, and the Far East, returned 15.10% in the last six months and 20.70% for all of 2004.

ASSET ALLOCATION STRATEGY

Our asset allocations did not change much in the last six months. Domestic and international stocks collectively represented 66% of the fund's assets--an overweighting relative to the 60% neutral weighting of the combined index portfolio benchmark--with 50% in U.S. stocks and 16% in non-U.S. shares versus 51% and 15%, respectively, at mid-year. Our position in corporate bonds rose from 17% to 19%, and our exposure to Treasury and agency bonds increased from 11% to 12%. Mortgage-backed securities remained at 3%.

[Graphic Omitted]

SECURITY DIVERSIFICATION
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Domestic Stocks                                     50%

Corporate Bonds                                     19%

International Stocks                                16%

Treasury and Agency Bonds                           12%

Mortgage-Backed Securities                           3%

Based on net assets as of 12/31/04.

PORTFOLIO REVIEW

Domestic Stocks
Nearly all major sectors in the domestic equity portion of the fund produced gains in the last six months. The primary exception was the information technology sector, which was dragged lower by weakness among semiconductor shares, especially Intel.

Industrials and business services stocks contributed substantially to the U.S. stock portfolio's performance. Road and rail stocks, led by Landstar Systems, paced the sector's advance. Also, market heavyweight GE greatly added value, and machinery stocks such as Danaher and Caterpillar plowed ahead as the economy continued to expand.

Stocks in the financials sector also performed very well. Commercial banks, such as Bank of America, companies tied to the capital markets, including Franklin Resources, and real estate firm ProLogis were among our top contributors to performance. In contrast, insurance stocks lagged, pressured by New York Attorney General Eliot Spitzer's allegations of bid-rigging against insurance broker Marsh & McLennan--one of our largest performance detractors--and by the broadening of his investigation into insurance industry practices.

Stocks in the consumer discretionary sector rose broadly in the last six months. Media giants Comcast, McGraw-Hill, and Disney contributed substantially to fund performance. Multi-line and specialty retailers were less robust; automobile companies lagged.

In the materials sector, metals and mining company Nucor surged more than 35% in the last six months, as the company's financial results were bolstered by the strongest steel cycle in the past 50 years. Another strong contributor in the sector was Potash Corp./Saskatchewan, the world's largest maker of potash fertilizer. Shares soared more than 60% in the second half amid improved potash prices and volumes.

Utility stocks, though they represented a small part of the domestic equity portfolio, produced excellent returns in the last six months. TXU Corporation, which surprised investors with significant increases in its dividend and earnings projections, surged about 60%. The energy sector also enjoyed a strong second half and was one of the best performing sectors for the year. Rising oil prices and improving business fundamentals helped both oil and gas and energy equipment and services companies. Top performers in each segment were ExxonMobil and Halliburton, respectively.

Although our health care holdings collectively produced gains in the last six months, pharmaceuticals lagged significantly due to considerable declines in Merck and Pfizer. Merck plunged when the company withdrew its Vioxx arthritis medication from the market because a clinical trial demonstrated patients on Vioxx faced higher risk of heart attacks and strokes after 18 months of continuous therapy. Pfizer's Celebrex ran into similar issues after a study linked higher doses to increased heart attack risk. Pfizer, however, has decided to keep its drug on the market.

International Stocks
The fund benefited from its non-U.S. equity exposure in the last six months, as our holdings performed better than the broad MSCI EAFE Index. International equity markets were driven by positive earnings trends and falling energy prices later in the period. All sectors posted positive results, led by telecommunications services, utilities, materials, and financials. Information technology and consumer stocks lagged.

The Pacific region, excluding Japan, turned in the best returns among developed markets. The financials sector was one of the fund's best in the last six months. Solid economic growth and the reelection of John Howard's business-friendly government in Australia provided a tailwind for Macquarie Bank, one of our larger non-U.S. contributors to performance. Australian investment bank Babcock & Brown also advanced. Materials and related stocks performed well, including Bluescope Steel, which benefited from rising steel prices. China Unicom, however, was one of our more disappointing holdings in the region; its share price languished amid stiff wireless services competition in China.

Results in Europe were also favorable, led by financials and materials. Swedish bank Nordea was the best contributor in the region. Bank Austria Creditanstalt benefited from a good position in Eastern European countries that joined the European Union in 2004, while Sweden's SSAB climbed with steel prices. On the downside, shares of Tele2 AB and satellite television provider British Sky Broadcasting declined due to sub-par subscriber growth.

BOND PORTFOLIO PROFILE
--------------------------------------------------------------------------------

Periods Ended                                        6/30/04            12/31/04
--------------------------------------------------------------------------------

Weighted Average Effective Duration (years)            4.80                4.81

Weighted Average Maturity (years)                      7.62                7.74

Quality Diversification *

      AAA                                              5.15%               5.51%

      AA                                               3.13                3.31

      A                                               11.70               12.72

      BBB                                             10.80               12.76

      BB and Below                                    20.44               20.72

      Not Rated                                        9.30                0.00

      U.S. Government                                 39.48               44.98

*Source: Standard & Poor's; if Standard & Poor's does not rate a security, then
 Moody's Investors Service is used as a secondary source.

Market performance in Japan was mixed in the last six months. Mitsubishi Corporation was one of our best contributors in the region, benefiting from its strong position in energy trading in the midst of higher energy prices. Teijin benefited from price increases for its chemical products and favorable prospects for its gout medication in the U.S., and we sold the shares during the period. Our holdings in consumer electronics maker Pioneer and telecommunications services provider KDDI declined amid intense competition in their respective industries.

Domestic Bonds
Bonds generated good returns in the last six months, as long-term interest rates declined--the opposite of what one would expect when the Federal Reserve is raising short-term rates. The high-yield component of our bond portfolio made a solid contribution to fund performance. Our small allocation to mortgages, which underperformed other bond segments, detracted slightly from our results.

In the second half of the year, we continued to underweight government securities and maintained a slightly defensive duration stance to lessen the potential impact of higher interest rates often associated with a strengthening economy. We prefer corporate bonds to government issues in an improving economy, as strong corporate earnings should be supportive of a positive credit environment.

OUTLOOK

U.S. stocks have risen for two consecutive years, which has not occurred since 1998-1999. Favorable fundamentals driving the market--including solid corporate earnings growth, relatively low inflation and interest rates, and increased merger activity--suggest that stocks could continue to rise in 2005. However, returns are likely to be more moderate than in the last two years.

Although the Federal Reserve is determined to continue raising short-term interest rates incrementally, any acceleration of inflation or economic growth could trigger a more aggressive response from the central bank. In addition, concerns about the weakening U.S. dollar or the burgeoning trade and federal budget deficits could add upward pressure to interest rates, which would not be welcomed by equity investors and would make the bond market environment more challenging. However, there may be opportunities in fixed-income sectors that tend to perform relatively well when the economy is growing and interest rates are rising.

Non-U.S. equity markets continue to offer diversification benefits and good long-term investment opportunities, and valuations abroad are more appealing relative to those of U.S. stocks than they have been in several years. International markets could again outperform the U.S., especially if the dollar continues to weaken versus foreign currencies, though a stronger dollar would have the opposite effect.

The uncertainties in today's global marketplace underscore the value of diversification while pursuing long-term capital appreciation. We believe our broad exposure to U.S. stocks, bonds, and international equities can provide investors with long-term returns that compete with an all-stock portfolio and a steadier ride toward the achievement of financial goals. We appreciate your confidence in our investment management abilities.

Respectfully submitted,

Richard T. Whitney
Chairman of the fund's Investment Advisory Committee

January 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund's share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, currency fluctuations, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price.

GLOSSARY

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund's sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers U.S. Aggregate Index: A widely used benchmark for the domestic investment-grade bond market. The index typically includes more than 5,000 fixed-income securities with an overall intermediate- to long-term average maturity.

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch, High Yield II, and Domestic Master Indexes.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes reinvestment of dividends.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

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T. ROWE PRICE BALANCED FUND
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PORTFOLIO HIGHLIGHTS
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LARGEST HOLDINGS

                            Percent of                                Percent of
                            Net Assets                                Net Assets
                              12/31/04                                  12/31/04
Stocks                                     Bonds
--------------------------------------------------------------------------------

GE                                2.1%     U.S. Treasury                    9.3%
ExxonMobil                        1.5      Federal Home Loans               1.6
Bank of America                   1.2      Fannie Mae Mortgages             1.4
Citigroup                         1.2      Ginnie Mae                       1.3
Microsoft                         1.1      Fannie Mae Agency Bonds          0.7
Wal-Mart                          0.8      General Electric                 0.4
American International Group      0.8      Manitoba                         0.3
BP                                0.8      Kimberly-Clark                   0.2
UnitedHealth Group                0.7      Coca-Cola Bottling               0.2
Target                            0.7      Anheuser-Busch                   0.2
Total                            10.9%     Total                           15.6%
--------------------------------------     -------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

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T. ROWE PRICE BALANCED FUND
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GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

BALANCED FUND
--------------------------------------------------------------------------------
As of 12/31/04

Balanced Fund                                                        $   26,200

Combined Index Portfolio*                                            $   26,105

Lipper Balanced Funds Index                                          $   24,638



                                      Combined Index         Lipper Balanced
                  Balanced Fund          Portfolio*            Funds Index

12/94                10,000               10,000                 10,000

12/95                12,488               12,706                 12,489

12/96                14,308               14,399                 14,119

12/97                17,022               17,341                 16,985

12/98                19,740               20,845                 19,547

12/99                21,766               23,471                 21,302

12/00                22,220               23,113                 21,810

12/01                21,336               22,009                 21,105

12/02                19,513               20,007                 18,849

12/03                23,749               23,897                 22,607

12/04                26,200               26,105                 24,638


*The combined index portfolio is composed of 50% domestic stocks (S&P 500 Stock
 Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

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T. ROWE PRICE BALANCED FUND
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AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                         1 Year      5 Years      10 Years
--------------------------------------------------------------------------------

Balanced Fund                                  10.32%        3.78%        10.11%

Merrill Lynch-Wilshire Capital Market Index     9.54         1.23         10.11

Lipper Balanced Funds Index                     8.99         2.95          9.44

Combined Index Portfolio *                      9.24         2.15         10.07

*An unmanaged portfolio of 50% domestic stocks (S&P 500 Stock Index), 40% bonds
 (Lehman Brothers U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

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T. ROWE PRICE BALANCED FUND
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   7/1/04         12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------
Actual                             $1,000        $1,082.60                 $3.66

Hypothetical (assumes 5%
return before expenses)             1,000         1,021.62                  3.56

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.70%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE BALANCED FUND
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 18.41   $ 15.51   $ 17.49   $ 19.17   $ 19.69

Investment activities

  Net investment income (loss)     0.46*     0.41*     0.47      0.51      0.54

  Net realized and
  unrealized gain (loss)           1.41      2.91     (1.95)    (1.29)    (0.13)

  Total from
  investment activities            1.87      3.32     (1.48)    (0.78)     0.41

Distributions

  Net investment income           (0.46)    (0.42)    (0.47)    (0.52)    (0.53)

  Net realized gain               (0.12)        -     (0.03)    (0.38)    (0.40)

  Total distributions             (0.58)    (0.42)    (0.50)    (0.90)    (0.93)

NET ASSET VALUE

End of period                   $ 19.70   $ 18.41   $ 15.51   $ 17.49   $ 19.17
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                    10.32%*   21.71%*   (8.54)%   (3.98)%     2.09%

Ratio of total expenses to
average net assets                0.71%*    0.78%*     0.79%     0.83%     0.79%

Ratio of net investment
income (loss) to average
net assets                        2.49%*    2.50%*     2.88%     2.84%     2.75%

Portfolio turnover rate            22.9%     38.4%     49.1%     36.0%     16.5%

Net assets, end of period
(in millions)                   $ 2,325   $ 2,048   $ 1,582   $ 1,791   $ 1,896

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

*See Note 4. Excludes expenses permanently waived of 0.04% and 0.02% of average net assets for the periods ended 12/31/04 and 12/31/03, respectively, related to investments in TRP mutual funds.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004


Portfolio of Investments (1)                        Shares/$ Par           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   65.9%


CONSUMER DISCRETIONARY   7.4%


Automobiles   0.8%

Ford Motor (ss.)                                         334,643           4,899

GM (ss.)                                                  95,700           3,834

Honda (JPY)                                                1,400              72

Honda ADR (ss.)                                           45,000           1,173

Peugeot (EUR) (ss.)                                       24,239           1,532

Renault (EUR) (ss.)                                       20,234           1,686

Toyota Motor (JPY)                                       163,700           6,645

                                                                          19,841

Distributors   0.2%

Genuine Parts (ss.)                                       81,975           3,612

                                                                           3,612

Hotels, Restaurants & Leisure   0.7%

Carnival                                                 100,000           5,763

Hilton                                                   100,000           2,274

McDonald's                                               156,200           5,008

Wendy's (ss.)                                             30,000           1,178

Whitbread (GBP)                                          101,260           1,642

                                                                          15,865

Household Durables   0.6%

Fortune Brands                                            40,000           3,087

Goldcrest (JPY)                                           14,590           1,009

Persimmon (GBP)                                           98,808           1,308

Philips Electronics (EUR)                                 41,468           1,095

Pioneer (JPY) (ss.)                                       69,500           1,353

Sony (JPY) (ss.)                                          66,300           2,556

Thomson (EUR) (ss.)                                      106,394           2,801

                                                                          13,209

Leisure Equipment & Products   0.1%

Hasbro                                                    80,000           1,550

Noritsu Koki (JPY) (ss.)                                  13,000             298

                                                                           1,848

Media   2.7%

Aegis (GBP)                                              945,621           1,956

Astro All Asia (MYR) *                                    13,000              18

Astro All Asia, 144A (MYR) *@                            208,100             296

Clear Channel Communications                             100,000           3,349

Comcast, Class A *                                       342,842          11,410

Disney                                                   362,617          10,081

Gannett                                                   27,600           2,255

Gestevision Telecino (EUR) *                               8,500             175

McGraw-Hill                                               71,800           6,572

New York Times, Class A (ss.)                             80,000           3,264

Omnicom                                                   26,800           2,260

Publicis (EUR)                                           117,010           3,778

Reader's Digest                                           35,000             487

Time Warner *                                            289,550           5,629

Tribune                                                   40,000           1,686

Viacom (ss.)                                               8,152             302

Viacom, Class B                                          187,391           6,819

WPP Group (GBP)                                          209,165           2,296

WPP Group ADR                                             19,100           1,044

                                                                          63,677

Multiline Retail   0.9%

May Department Stores                                     77,100           2,267

Sears (ss.)                                               40,000           2,041

Target                                                   323,400          16,794

                                                                          21,102

Specialty Retail   1.3%

Blockbuster, Class A (ss.)                                52,404             500

Blockbuster, Class B                                      52,404             462

CarMax *(ss.)                                             53,923           1,674

Esprit Holdings (HKD)                                    227,500           1,376

GAP                                                      207,300           4,378

Home Depot                                               311,000          13,292

RadioShack                                                80,000           2,630

Staples                                                   53,155           1,792

TJX Companies                                             92,000           2,312

Toys "R" Us *(ss.)                                        64,380           1,318

                                                                          29,734

Textiles, Apparel, & Luxury Goods   0.1%

Adidas-Salomon (EUR)                                      10,926           1,756

Yue Yuen Industrial (HKD) (ss.)                          552,000           1,516

                                                                           3,272

Total Consumer Discretionary                                             172,160


CONSUMER STAPLES   5.6%


Beverages   1.1%

Allied Domecq (GBP)                                      180,050           1,769

Anheuser-Busch                                            98,100           4,976

Coca-Cola                                                229,300           9,546

Kirin Brewery (JPY) (ss.)                                125,000           1,228

PepsiCo                                                  174,400           9,104

                                                                          26,623

Food & Staples Retailing   2.3%

Casino Guichard-Perrachon (EUR) (ss.)                     20,319           1,617

Coles Myer (AUD)                                         290,086           2,232

Costco Wholesale                                         119,100           5,766

CVS                                                       50,000           2,254

J Sainsbury (GBP)                                        182,210             944

Kroger *                                                 222,900           3,910

Matsumotokiyoshi (JPY) (ss.)                              33,000             938

METRO (EUR)                                               87,178           4,778

Sysco                                                    126,000           4,809

Tesco (GBP)                                              358,510           2,210

Wal-Mart                                                 362,200          19,131

Wal-Mart de Mexico, Series V (MXN)                       603,400           2,071

Walgreen                                                  50,000           1,919

                                                                          52,579

Food Products   0.6%

Campbell Soup                                             81,000           2,421

General Mills (ss.)                                       72,500           3,604

Nestle (CHF)                                              13,163           3,432

Unilever N.V. (GBP)                                      333,839           3,271

                                                                          12,728

Household Products   1.0%

Colgate-Palmolive                                         67,300           3,443

Kimberly-Clark                                            75,400           4,962

Procter & Gamble                                         285,600          15,731

                                                                          24,136

Personal Products   0.2%

Gillette                                                  95,174           4,262

                                                                           4,262

Tobacco   0.4%

Altria Group                                             160,800           9,825

                                                                           9,825

Total Consumer Staples                                                   130,153


ENERGY   5.7%

Energy Equipment & Services   0.9%

Baker Hughes                                              80,000           3,414

BJ Services                                               98,400           4,580

FMC Technologies *(ss.)                                   72,228           2,326

Halliburton                                               93,742           3,678

Schlumberger                                             102,600           6,869

Transocean *                                              11,654             494

                                                                          21,361

Oil & Gas   4.8%

Amerada Hess (ss.)                                       103,500           8,526

BP (GBP)                                                 441,157           4,294

BP ADR                                                   230,902          13,485

ChevronTexaco                                            222,318          11,674

ConocoPhillips                                            50,000           4,341

Eni SPA (EUR)                                            118,520           2,955

Eni SPA ADR (ss.)                                         18,800           2,366

ExxonMobil                                               685,326          35,130

INPEX (JPY) (ss.)*                                            46             231

Murphy Oil                                               100,000           8,045

Norsk Hydro (NOK)                                         12,310             965

Petroleo Brasileiro (Petrobras) ADR (ss.)                104,000           3,766

Royal Dutch Petroleum ADS (ss.)                           30,000           1,721

Shell Transport & Trading (GBP)                          159,178           1,354

Shell Transport & Trading ADR                             69,000           3,547

Statoil ASA (NOK)                                        172,865           2,700

Total (EUR) (ss.)                                         22,670           4,932

                                                                         110,032

Total Energy                                                             131,393


FINANCIALS   14.6%


Capital Markets   2.4%

Babcock & Brown (AUD) *                                  166,257           1,411

Bank of New York                                         100,000           3,342

Credit Suisse Group (CHF) *                               79,075           3,313

Franklin Resources                                        98,000           6,826

Goldman Sachs                                             78,700           8,188

Lehman Brothers                                           50,000           4,374

Macquarie Bank (AUD)                                      66,939           2,428

Mellon Financial                                         172,600           5,370

Morgan Stanley                                           155,700           8,644

Piper Jaffray Companies *(ss.)                             4,804             230

State Street                                             196,000           9,628

Waddell & Reed Financial, Class A                         35,581             850

                                                                          54,604

Commercial Banks   5.4%

ABN Amro Holdings (EUR)                                   84,305           2,224

Alliance & Leicester (GBP)                                82,608           1,443

Australia & New Zealand Banking (AUD)                    132,948           2,136

Australia & New Zealand Banking ADR (ss.)                 22,800           1,845

Banco Santander Central Hispano (EUR)                    207,900           2,569

Banco Santander Chile ADR (ss.)                           52,151           1,766

Bank Austria Creditanstalt (EUR)                          25,371           2,284

Bank of America                                          615,698          28,932

Bank of Ireland (Dublin Listing) (EUR)                   115,698           1,919

Bank of Yokohama (JPY)                                   261,000           1,641

Barclays (GBP)                                           651,582           7,315

Barclays ADR                                               6,700             306

BNP Paribas (EUR) (ss.)                                   68,515           4,943

DBS Group (SGD)                                          189,000           1,864

Grupo Financiero Banorte (MXN)                           711,300           4,475

HBOS (GBP)                                               236,615           3,844

HSBC (GBP)                                               110,006           1,853

National Australia Bank (AUD)                            150,155           3,376

NORDEA (SEK)                                             463,319           4,654

Royal Bank of Scotland (GBP)                             168,075           5,642

SEB, Series A (SEK)                                      150,387           2,897

Sumitomo Mitsui Financial (JPY) (ss.)                        332           2,408

Svenska Handelsbanken, Series A (SEK)                    146,434           3,798

U.S. Bancorp                                             480,424          15,047

UniCredito Italiano (EUR)                                265,000           1,517

Wachovia                                                 271,919          14,303

                                                                         125,001

Consumer Finance   0.5%

AIFUL (JPY)                                               16,600           1,821

American Express                                         176,000           9,921

                                                                          11,742

Diversified Financial Services   1.8%

Citigroup                                                570,938          27,508

ING Groep GDS (EUR)                                       77,814           2,345

J.P. Morgan Chase                                        293,820          11,462

Moody's (ss.)                                             14,100           1,224

                                                                          42,539

Insurance   2.7%

Aioi Insurance (JPY)                                     450,000           2,072

Ambac Financial Group                                     33,300           2,735

American International Group                             285,718          18,763

Aviva (GBP)                                               98,167           1,181

AXA (EUR)                                                 91,912           2,262

CNP Assurances (EUR) (ss.)                                40,249           2,871

Genworth Financial, Class A (ss.)                         50,000           1,350

Marsh & McLennan                                         111,500           3,668

Mitsui Sumitomo Insurance (JPY)                          127,000           1,100

Prudential                                                64,000           3,517

QBE Insurance (AUD) (ss.)                                154,130           1,846

Royal & Sun Alliance (GBP)                               458,388             681

SAFECO (ss.)                                              50,000           2,612

St. Paul Companies (ss.)                                 245,534           9,102

Torchmark                                                 87,600           5,006

UnumProvident (ss.)                                      284,200           5,099

                                                                          63,865

Real Estate   0.8%

China Overseas Land (HKD)                              3,570,000             882

Corio (EUR)                                               16,481             962

General Property Trust, Equity Units (AUD)               254,154             742

ProLogis, REIT (ss.)                                     321,450          13,928

Sun Hung Kai Properties (HKD)                            171,000           1,710

                                                                          18,224

Thrifts & Mortgage Finance   1.0%

Bradford & Bingley (GBP)                                 266,979           1,717

Countrywide Credit                                       155,700           5,762

Fannie Mae                                                86,900           6,188

Freddie Mac                                               54,200           3,995

Hypo Real Estate (EUR) *                                  58,792           2,427

MGIC Investment (ss.)                                     23,200           1,599

Radian                                                    50,000           2,662

                                                                          24,350

Total Financials                                                         340,325


HEALTH CARE   6.8%


Biotechnology   0.4%

Amgen *                                                  131,000           8,404

CSL Limited (AUD)                                         24,779             565

                                                                           8,969

Health Care Equipment & Supplies   0.8%

Baxter International                                     111,500           3,851

Becton, Dickinson                                         60,000           3,408

Guidant                                                   42,400           3,057

Hospira *                                                 14,170             475

Medtronic                                                140,400           6,974

                                                                          17,765

Health Care Providers & Services   1.5%

Aetna                                                     52,695           6,574

Cardinal Health (ss.)                                     96,908           5,635

Celesio (EUR) (ss.)                                       18,969           1,536

Health Management (ss.)                                   81,252           1,846

Medco *                                                   58,637           2,439

UnitedHealth Group                                       196,600          17,307

                                                                          35,337

Pharmaceuticals   4.1%

Abbott Laboratories                                      141,700           6,610

AstraZeneca ADR (ss.)                                     53,100           1,932

Bristol Myers Squibb                                     154,700           3,964

Eisai (JPY)                                               31,800           1,043

Eli Lilly                                                100,000           5,675

Forest Laboratories *                                     50,000           2,243

GlaxoSmithKline (GBP)                                     73,591           1,723

GlaxoSmithKline ADR (ss.)                                238,722          11,313

Johnson & Johnson                                        191,500          12,145

Kobayashi Pharmaceutical (JPY) (ss.)                      41,000           1,104

Merck                                                    196,000           6,300

Novartis (CHF)                                           147,638           7,414

Pfizer                                                   586,810          15,779

Sanofi-Aventis (EUR) (ss.)                                50,897           4,051

Schering-Plough                                          200,000           4,176

Takeda Chemical Industries (JPY)                          42,500           2,135

Wyeth                                                    210,800           8,978

                                                                          96,585

Total Health Care                                                        158,656


INDUSTRIALS & BUSINESS SERVICES   8.1%


Aerospace & Defense   1.4%

Boeing                                                    95,900           4,965

British Aerospace (GBP)                                  380,052           1,678

European Aeronautic Defense & Space (EUR)                 60,174           1,742

Honeywell International                                  177,900           6,300

Lockheed Martin                                          135,811           7,544

Northrop Grumman                                          98,942           5,379

United Technologies                                       48,400           5,002

                                                                          32,610

Air Freight & Logistics   0.4%

TPG (EUR)                                                 61,843           1,673

UPS, Class B                                              92,000           7,862

                                                                           9,535

Airlines   0.0%

Qantas Airways (AUD)                                     232,997             674

                                                                             674

Building Products   0.2%

Masco                                                     99,800           3,646

                                                                           3,646

Commercial Services & Supplies   0.2%

Waste Management                                         176,295           5,278

                                                                           5,278

Construction & Engineering   0.2%

Acciona (EUR) (ss.)                                       35,767           3,152

Downer EDI (AUD) (ss.)                                   183,414             677

                                                                           3,829

Electrical Equipment   0.0%

Sumitomo Electric Industries (JPY)                        92,000             998

                                                                             998

Industrial Conglomerates   3.1%

3M                                                        47,200           3,874

GE                                                     1,319,400          48,158

Hutchison Whampoa (HKD)                                  171,000           1,601

Sembcorp (SGD)                                         1,720,000           1,707

Siemens (EUR)                                             53,861           4,548

Tyco International                                       362,964          12,972

                                                                          72,860

Machinery   1.6%

Caterpillar                                               50,000           4,875

Danaher (ss.)                                            192,400          11,046

Deere (ss.)                                              131,500           9,784

Fanuc (JPY)                                               25,200           1,644

Guinness Peat Group (NZD)                                485,026             756

ITT Industries                                            70,000           5,911

Mitsubishi Heavy Industries (JPY) (ss.)                  437,000           1,238

NSK (JPY)                                                191,000             958

                                                                          36,212

Marine   0.1%

Nippon Yusen (JPY) (ss.)                                 315,000           1,693

                                                                           1,693

Road & Rail   0.8%

Arriva (GBP)                                             235,452           2,436

CSX                                                      120,000           4,809

Landstar Systems *(ss.)                                   80,000           5,891

Union Pacific                                             79,000           5,313

                                                                          18,449

Trading Companies & Distributors   0.1%

Mitsubishi (JPY)                                         206,000           2,655

                                                                           2,655

Total Industrials & Business Services                                    188,439


INFORMATION TECHNOLOGY   8.1%


Communications Equipment   0.9%

Cisco Systems *                                          423,900           8,181

Motorola                                                 278,600           4,792

Nokia (EUR)                                               50,684             797

Nokia ADR                                                 72,000           1,128

QUALCOMM                                                  88,000           3,731

Sagem (EUR) (ss.)                                         57,445           1,220

Uniden (JPY)                                              34,000             669

                                                                          20,518

Computers & Peripherals   1.6%

Dell *                                                   301,600          12,710

Hewlett-Packard                                          295,680           6,200

IBM                                                      144,100          14,205

Lexmark International *                                   25,000           2,125

Toshiba (JPY) (ss.)                                      339,000           1,452

                                                                          36,692

Electronic Equipment & Instruments   0.4%

Flextronics *(ss.)                                       180,000           2,488

Jabil Circuit *(ss.)                                     121,800           3,116

Kyocera (JPY)                                             16,500           1,267

TDK (JPY)                                                 15,000           1,108

                                                                           7,979

Internet Software & Services   0.3%

IAC/InterActiveCorp *(ss.)                               118,000           3,259

VeriSign *                                               130,000           4,358

                                                                           7,617

IT Services   0.4%

Automatic Data Processing                                 78,000           3,459

Certegy (ss.)                                              8,900             316

DST Systems *(ss.)                                        50,000           2,606

Paychex                                                   94,540           3,222

Sabre Holdings (ss.)                                      28,906             641

                                                                          10,244

Office Electronics   0.1%

Canon (JPY)                                               55,000           2,960

                                                                           2,960

Semiconductor & Semiconductor Equipment   1.9%

Altera *                                                 152,000           3,146

Analog Devices                                           149,000           5,501

Applied Materials *                                      160,000           2,736

ASML Holding (EUR) *                                      89,422           1,430

Freescale Semiconductor *(ss.)                            30,761             565

Intel                                                    508,400          11,892

Jenoptik (EUR) *                                          59,600             626

KLA-Tencor *(ss.)                                         60,000           2,795

Linear Technology (ss.)                                  115,000           4,457

Maxim Integrated Products                                111,500           4,727

Nikon (JPY) (ss.)                                        106,000           1,306

Semiconductor Manufacturing
International ADR *(ss.)                                  31,100             335

Texas Instruments                                        100,000           2,462

Xilinx                                                    50,400           1,494

                                                                          43,472

Software   2.5%

Adobe Systems                                            100,000           6,274

Electronic Arts *                                         30,000           1,850

Intuit *                                                 167,200           7,359

Microsoft                                                949,800          25,369

NEC Soft (JPY)                                            16,600             525

Oracle *                                                 727,000           9,975

SAP (EUR)                                                 21,008           3,737

VERITAS Software *                                       115,000           3,283

                                                                          58,372

Total Information Technology                                             187,854


MATERIALS   4.3%


Chemicals   1.3%

BASF (EUR)                                                49,713           3,567

Degussa (EUR) (ss.)                                       57,258           2,401

Dow Chemical                                             167,200           8,278

DuPont                                                    56,315           2,762

FMC *(ss.)                                                42,000           2,029

Great Lakes Chemical (ss.)                                25,000             712

Kaneka (JPY)                                             151,000           1,705

Potash Corp./Saskatchewan (ss.)                           62,000           5,150

Rohm & Haas                                               53,417           2,363

Valspar (ss.)                                             36,200           1,810

Yara International (NOK) *                                12,310             161

                                                                          30,938

Construction Materials   0.4%

Boral (AUD)                                              786,445           4,215

Cemex (MXN)                                              333,700           2,435

Lafarge (EUR)                                              9,052             870

RMC (GBP)                                                160,279           2,607

                                                                          10,127

Metals & Mining   2.2%

Alcoa                                                    167,860           5,274

Anglo American (GBP)                                      45,122           1,065

Bluescope Steel (AUD)                                    599,976           3,861

Inco *(ss.)                                              200,000           7,356

Newmont Mining                                            60,000           2,665

Nippon Steel (JPY)                                     1,096,000           2,678

Nucor (ss.)                                              264,000          13,818

Phelps Dodge                                             119,300          11,801

SSAB Svenskt Stal, Series A (SEK)                        106,604           2,557

                                                                          51,075

Paper & Forest Products   0.4%

Georgia-Pacific                                           61,135           2,291

International Paper                                      100,000           4,200

MeadWestvaco                                              30,000           1,017

Neenah Paper *(ss.)                                        2,284              74

Weyerhaeuser                                              12,700             854

                                                                           8,436

Total Materials                                                          100,576


TELECOMMUNICATION SERVICES   2.7%


Diversified Telecommunication Services   1.8%

Alltel                                                    89,100           5,236

China Telecom (H shares) (HKD)                         2,788,000           1,022

Compania de Telecomunicaciones
de Chile (Class A)  ADR (ss.)                             69,700             784

Royal KPN (EUR)                                          240,429           2,275

SBC Communications                                       252,540           6,508

Sprint                                                   101,800           2,530

Tele Norte Leste ADR (ss.)                                92,300           1,557

Tele2, Series B (SEK) (ss.)                               56,901           2,226

Telus (CAD)                                               60,800           1,830

Telus                                                     89,200           2,578

Verizon Communications                                   356,730          14,451

                                                                          40,997

Wireless Telecommunication Services   0.9%

America Movil ADR, Series L (ss.)                         48,300           2,528

Bouygues (EUR) (ss.)                                      61,174           2,816

China Unicom (HKD)                                       586,000             467

KDDI (JPY)                                                   362           1,945

mmO2 (GBP) *                                           1,389,562           3,268

Nextel Communications, Class A *                         100,000           3,000

Telecom Italia Mobile (EUR) (ss.)                        421,308           3,137

Vodafone (GBP)                                           238,592             646

Vodafone ADR (ss.)                                       147,500           4,038

                                                                          21,845

Total Telecommunication Services                                          62,842


UTILITIES   2.6%


Electric Utilities   2.0%

E.On (EUR)                                                48,822           4,432

Electric Power, 144A (JPY) *@                              6,400             179

Entergy                                                   81,400           5,502

Exelon                                                   252,050          11,108

FirstEnergy                                              139,054           5,494

Hong Kong Electric (HKD)                                 193,571             884

Iberdrola (EUR) (ss.)                                    113,076           2,862

Pinnacle West Capital                                     50,000           2,220

Tohoku Electric Power (JPY)                              144,700           2,592

TXU                                                      156,500          10,104

                                                                          45,377

Gas Utilities   0.3%

Australian Gas Light (AUD)                                55,411             592

Centrica (GBP)                                           670,085           3,033

NiSource                                                 150,000           3,417

                                                                           7,042

Multi-Utilities & Unregulated Power   0.3%

Duke Energy (ss.)                                        306,230           7,757

                                                                           7,757

Total Utilities                                                           60,176


Total Common Stocks (Cost  $949,188)                                   1,532,574

PREFERRED STOCKS   0.1%


Porsche (EUR)                                              2,740           1,741


Total Preferred Stocks (Cost  $888)                                        1,741


ASSET-BACKED SECURITIES   0.2%


American Express Credit Card Master Trust, Series
2000-1 Class A, 7.20%, 9/17/07                         1,135,000           1,141

Citibank Credit Card Issuance Trust, Series
2000-1 Class A1, 6.90%, 10/15/07                       2,800,000           2,883

Hyundai Auto Receivables Trust, Series 2003-A
Class A4, 3.02%, 10/15/10                                325,000             321

Peco Energy Transition Trust, Series 2001-A
Class A1, 6.52%, 12/31/10                                450,000             502


Total Asset-Backed Securities (Cost  $4,906)                               4,847


CORPORATE BONDS   9.7%


AIG SunAmerica Global Financing,
144A, 7.60%, 6/15/05 !!                                2,600,000           2,654

Alcan Aluminum, 4.875%, 9/15/12                          700,000             709

America Movil, 5.50%, 3/1/14                             545,000             536

American Axle & Manufacturing, 5.25%, 2/11/14            500,000             483

American Electric Power, 5.375%, 3/15/10                 180,000             188

Amgen, 144A, 4.00%, 11/18/09                             410,000             408

Anheuser-Busch, 5.75%, 4/1/10                          5,000,000           5,387

AOL Time Warner, 7.625%, 4/15/31                       1,625,000           1,958

AT&T Broadband, 8.375%, 3/15/13                        1,800,000           2,221

AT&T Wireless Services, 7.875%, 3/1/11                 1,000,000           1,177

Bank of America, 4.875%, 9/15/12                         500,000             514

Bank One, 5.50%, 3/26/07                               2,000,000           2,094

BankAmerica, 6.625%, 8/1/07                            3,000,000           3,218

BankBoston Capital Trust, 8.25%, 12/15/26              1,000,000           1,159

BB&T

        4.75%, 10/1/12                                   935,000             942

        6.375%, 6/30/05                                3,000,000           3,056

Bear Stearns, 4.00%, 1/31/08                             750,000             758

BHP Finance

        4.80%, 4/15/13                                   255,000             258

        6.69%, 3/1/06                                  2,000,000           2,079

Boeing, 8.75%, 8/15/21                                 2,000,000           2,697

Bottling Group, 4.625%, 11/15/12                         450,000             456

BP Capital Markets, 2.35%, 6/15/06                       500,000             497

Bristol-Myers Squibb, 5.75%, 10/1/11                   1,000,000           1,070

British Sky Broadcasting, 8.20%, 7/15/09               1,000,000           1,155

British Telecommunications, VR,
8.375%, 12/15/10                                       1,000,000           1,196

Burlington Northern Santa Fe, ETC,
7.33%, 6/23/10                                           445,527             448

Canadian Natural Resources,
6.45%, 6/30/33                                           500,000             542

Capital One Bank

        4.25%, 12/1/08                                   400,000             402

        4.875%, 5/15/08                                1,000,000           1,029

Caterpillar Financial Services, 3.10%, 5/15/07           500,000             496

Celulosa Arauco Y Constitucion, 8.625%, 8/15/10          800,000             945

Centerpoint Energy Houston, 5.70%, 3/15/13             1,000,000           1,062

Chevron Phillips Chemical, 5.375%, 6/15/07               560,000             579

CIT Group Holdings, 7.75%, 4/2/12                      1,960,000           2,319

Citigroup

        5.00%, 9/15/14                                 1,534,000           1,540

        6.625%, 6/15/32                                2,000,000           2,250

Clear Channel Communications, 7.65%, 9/15/10           1,000,000           1,138

Clorox, 144A, 4.20%, 1/15/10                             600,000             602

Coca-Cola Bottling, 7.20%, 7/1/09                      5,000,000           5,532

Comcast Cable Communications, 6.75%, 1/30/11           1,750,000           1,962

Consolidated Natural Gas, 5.00%, 3/1/14                1,500,000           1,503

Consumers Energy, 6.25%, 9/15/06                       1,800,000           1,880

Countrywide Funding, 6.875%, 9/15/05                     860,000             882

Cox Communications, 7.125%, 10/1/12                      300,000             336

Credit Suisse First Boston, 6.125%, 11/15/11           1,800,000           1,975

Credit Suisse First Boston (USA), 6.50%, 1/15/12       1,175,000           1,315

CVS, 4.00%, 9/15/09                                      500,000             498

Daimler Chrysler North Holdings, 7.20%, 9/1/09         1,000,000           1,112

Deutsche Telekom International Finance, STEP
8.50%, 6/15/10                                         1,150,000           1,369

Duke Capital, 7.50%, 10/1/09                           1,000,000           1,133

DuPont, 6.875%, 10/15/09                                 660,000             741

Energy East, 6.75%, 9/15/33                            1,000,000           1,128

Enron Oil & Gas, 6.50%, 12/1/07                        4,000,000           4,275

EOP Operating, 6.80%, 1/15/09                          1,250,000           1,369

Equitable Resources, 7.75%, 7/15/26                    2,000,000           2,412

Erac USA Finance, 144A, 8.00%, 1/15/11                 2,500,000           2,920

ERP Operating, 6.95%, 3/2/11                             710,000             796

Exelon Generation, 6.95%, 6/15/11                        375,000             423

Federal Express, 9.95%, 8/15/06                          500,000             551

First Data, 4.70%, 8/1/13                                800,000             799

First Tennessee Bank, 5.05%, 1/15/15                   1,000,000             998

First Union, 7.55%, 8/18/05                            3,000,000           3,084

FirstEnergy, 6.45%, 11/15/11                           1,000,000           1,085

Florida Power & Light, 5.95%, 10/1/33                    400,000             430

Food Lion, 8.05%, 4/15/27                              1,900,000           2,237

Ford Capital, 9.50%, 6/1/10                            4,000,000           4,571

Ford Motor Credit

        6.75%, 8/15/08                                 1,000,000           1,060

        7.00%, 10/1/13                                 1,000,000           1,057

        7.375%, 10/28/09                                 600,000             647

France Telecom, STEP, 8.50%, 3/1/11                    1,590,000           1,895

General Electric Capital

        3.125%, 4/1/09                                 6,000,000           5,816

        5.45%, 1/15/13                                 2,500,000           2,641

General Motors

        7.125%, 7/15/13                                  325,000             332

        8.25%, 7/15/23                                 2,750,000           2,857

General Motors Acceptance Corp.

        6.125%, 8/28/07                                1,000,000           1,030

        6.75%, 12/1/14                                   675,000             675

Goldman Sachs Group

        5.15%, 1/15/14                                 1,200,000           1,215

        6.60%, 1/15/12                                 2,500,000           2,790

Halliburton, 5.50%, 10/15/10                           1,000,000           1,054

Harrah's Operating, 5.50%, 7/1/10                        500,000             517

Hewlett Packard, 5.50%, 7/1/07                         1,000,000           1,045

Household Finance, 6.375%, 10/15/11                    3,200,000           3,526

HSBC Bank USA, 5.875%, 11/1/34                         1,950,000           1,971

HSBC Holdings, 5.25%, 12/12/12                           600,000             621

IBM, 6.45%, 8/1/07                                       500,000             536

ING Capital Funding Trust III, 8.439%, 12/31/49
(Tender 12/31/10)                                      1,000,000           1,193

International Lease Finance, 3.75%, 8/1/07               400,000             400

Jefferson Pilot, 144A, 8.14%, 1/15/46                  1,500,000           1,717

Johnson Controls, 4.875%, 9/15/13                      1,000,000           1,013

Kimberly-Clark, 6.375%, 1/1/28                         5,000,000           5,618

Kraft Foods, 5.625%, 11/1/11                           1,000,000           1,058

Kroger, 8.05%, 2/1/10                                  2,500,000           2,915

Lehman Brothers

        3.95%, 11/10/09                                1,000,000             990

        4.80%, 3/13/14                                 1,525,000           1,512

Lockheed Martin, 7.65%, 5/1/16                         1,000,000           1,220

Manufacturers & Traders Trust, 8.00%, 10/1/10          1,625,000           1,914

MBNA America Bank, 6.50%, 6/20/06                      1,500,000           1,566

Mellon Funding, 5.00%, 12/1/14                         1,000,000           1,015

Merrill Lynch

        4.125%, 1/15/09                                  500,000             502

        5.00%, 1/15/15                                 1,500,000           1,488

        6.50%, 7/15/18                                 1,000,000           1,115

Morgan Stanley, 6.875%, 3/1/07                         4,000,000           4,283

Motorola, 8.00%, 11/1/11                               1,000,000           1,192

New Jersey Bell Telephone, 6.80%, 12/15/24             2,500,000           2,662

News America Holdings, 9.25%, 2/1/13                   3,090,000           3,967

Niagara Mohawk Power, 7.625%, 10/1/05                    368,828             380

Noram Energy, 6.50%, 2/1/08                              521,000             558

Norfolk Southern, 7.80%, 5/15/27                         500,000             621

Northrop Grumman, 7.875%, 3/1/26                         500,000             627

NYNEX, 9.55%, 5/1/10                                     514,912             583

Oncor Electric Delivery, 7.25%, 1/15/33                1,800,000           2,152

Pacific Gas & Electric

        3.60%, 3/1/09                                    500,000             493

        4.80%, 3/1/14                                  1,000,000             993

Panhandle Eastern Pipeline, 4.80%, 8/15/08               335,000             340

Pemex Project Funding Master Trust,
7.375%, 12/15/14                                       2,500,000           2,775

Petrobras International, 9.875%, 5/9/08                  750,000             872

Phillips Petroleum, 7.00%, 3/30/29                     4,000,000           4,674

PNC Funding, 5.25%, 11/15/15                           1,000,000           1,012

PPL Energy Supply, 6.40%, 11/1/11                        940,000           1,025

Procter & Gamble, 4.85%, 12/15/15                        500,000             503

Progress Energy, 7.10%, 3/1/11                         1,200,000           1,351

Public Service Company of Colorado,
7.875%, 10/1/12                                          940,000           1,137

Pulte Homes, 7.875%, 8/1/11                              750,000             872

Reed Elsevier, 6.125%, 8/1/06                          1,000,000           1,043

Royal Bank of Canada, 3.875%, 5/4/09                     350,000             347

Royal Bank of Scotland Group, 5.00%, 10/1/14           1,000,000           1,010

SBC Communications, 6.25%, 3/15/11                     1,100,000           1,205

Sempra Energy, 6.00%, 2/1/13                             790,000             843

Southern California Edison

        4.65%, 4/1/15                                    500,000             493

        6.00%, 1/15/34                                 1,000,000           1,062

Sprint Capital, 6.875%, 11/15/28                       1,600,000           1,749

St. Paul Companies, 5.75%, 3/15/07                     1,525,000           1,591

State Street, 7.65%, 6/15/10                           1,000,000           1,170

Suntrust, 2.50%, 5/4/06                                1,000,000             993

Synovus Financial, 4.875%, 2/15/13                       390,000             386

Telecom Italia Capital, 5.25%, 11/15/13                1,000,000           1,009

Telefonica Europe, 7.35%, 9/15/05                      1,660,000           1,709

Telefonos De Mexico, 4.50%, 11/19/08                     270,000             272

Telus

        7.50%, 6/1/07                                    400,000             434

        8.00%, 6/1/11                                    600,000             710

Tenneco Packaging, 7.20%, 12/15/05                     1,000,000           1,035

Time Warner

        6.875%, 6/15/18                                1,000,000           1,121

        7.48%, 1/15/08                                 1,400,000           1,534

Transocean, 7.50%, 4/15/31                               900,000           1,101

Travelers Property Casualty, 6.75%, 11/15/06           1,500,000           1,584

TXU Energy, 7.00%, 3/15/13                               250,000             279

Tyco International, 6.375%, 10/15/11                     750,000             827

Unilever Capital, 7.125%, 11/1/10                        430,000             493

Union Bank Switzerland, 7.25%, 7/15/06                 1,000,000           1,058

Union Pacific, 6.50%, 4/15/12                          2,000,000           2,227

UST, 6.625%, 7/15/12                                   1,200,000           1,332

Verizon Global Funding, 6.875%, 6/15/12                  130,000             149

Viacom, 6.625%, 5/15/11                                  750,000             841

Vodafone, 5.375%, 1/30/15                                600,000             623

Washington Mutual, 4.375%, 1/15/08                     1,250,000           1,270

Wells Fargo, 4.20%, 1/15/10                            1,000,000           1,005

Wells Fargo Financial, 5.50%, 8/1/12                   2,000,000           2,120

Weyerhaeuser, 5.95%, 11/1/08                             750,000             803

Willamette Industries, 7.85%, 7/1/26                   1,000,000           1,218

XL Capital, 6.50%, 1/15/12                             1,250,000           1,363

Yum! Brands, 7.70%, 7/1/12                               500,000             592


Total Corporate Bonds (Cost  $213,676)                                   225,732


FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES   1.1%


Asian Development Bank

        4.875%, 2/5/07                                   200,000             207

        6.64%, 5/27/14                                 1,000,000           1,160

Canada Mortgage & Housing, 2.95%, 6/2/08                 500,000             490

European Investment Bank

        2.70%, 4/20/07                                   500,000             492

        3.375%, 6/12/13                                1,000,000             965

        STEP, 4.00%, 8/30/05                             850,000             856

Export Import Bank of Korea,
144A, 5.25%, 2/10/14                                     500,000             506

Government of Malaysia, 7.50%, 7/15/11                   420,000             490

Hydro-Quebec, 7.50%, 4/1/16                            1,000,000           1,230

Inter-American Development Bank,
6.375%, 10/22/07                                       1,100,000           1,186

International Bank For Reconstruction & Development

        5.00%, 3/28/06                                 1,350,000           1,383

        7.625%, 1/19/23                                1,800,000           2,351

Province of Manitoba, 7.50%, 2/22/10                   5,600,000           6,528

Province of Ontario, 6.00%, 2/21/06                    2,650,000           2,738

Province of Quebec, 7.00%, 1/30/07                     1,000,000           1,072

Republic of Chile, 5.50%, 1/15/13                        115,000             121

Republic of Italy

        2.50%, 3/31/06 (ss.)                           1,000,000             994

        4.375%, 6/15/13                                  330,000             332

        5.375%, 6/15/33                                  330,000             333

Republic of Korea, 8.875%, 4/15/08                       424,000             491

Republic of South Africa, 6.50%, 6/2/14                  250,000             272

United Mexican States, 7.50%, 1/14/12                  2,000,000           2,273


Total Foreign Government
Obligations & Municipalities
(Cost  $24,978)                                                           26,470


NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.8%


Bank of America Mortgage Securities,
Series 2004-1
Class 3A2, CMO, VR, 5.005%, 10/25/34                   1,158,260           1,169

DLJ Commercial Mortgage,
Series 1999-CG2, Class A1B
CMO, 7.30%, 6/10/32                                    2,850,000           3,192

GMAC Commercial Mortgage Securities,
Series 2001-C2
Class A2, CMO, 6.70%, 4/15/34                          4,200,000           4,682

Greenwich Capital Commercial Funding,
Series 2004-GG1A
Class A2, CMO, 3.835%, 6/10/36                         1,500,000           1,500

J.P. Morgan Chase Commercial Mortgage,
Series 2001-CIBC
Class A3, CMO, 6.26%, 3/15/33                          2,325,000           2,550

LB-UBS Commercial Mortgage Trust,
Series 2004-C2
Class A2, CMO, 3.246%, 3/15/29                         2,625,000           2,546

Morgan Stanley Dean Witter Capital,
Series 2002-TOP7
Class A2, CMO, 5.98%, 1/15/39                          2,800,000           3,036


Total Non-U.S. Government
Mortgage-Backed Securities
(Cost  $18,628)                                                           18,675


U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.2%


U.S. Government Agency Obligations (+/-) 1.7%

Federal Home Loan Mortgage

        6.00%, 10/1/32 - 12/1/33                         920,363             952

        6.50%, 8/1/32                                    469,363             493

        7.00%, 6/1/32                                    947,640           1,004

Federal National Mortgage Assn.

        4.50%, 5/1/18 - 1/1/19                         7,616,665           7,616

        5.00%, 9/1/33 - 3/1/34                         2,600,957           2,588

        5.50%, 5/1/17                                  1,614,930           1,675

        6.00%, 5/1/33 - 11/1/34                        6,893,157           7,135

        6.50%, 3/1/16 - 12/1/32                        1,476,091           1,559

        7.00%, 10/1/29 - 4/1/32                          630,965             669

   TBA

        4.50%, 1/1/35                                  9,000,000           8,702

        5.50%, 1/1/18                                  1,944,000           2,009

   CMO, 6.00%, 10/25/08                                3,619,542           3,741

U.S. Department of Veteran Affairs, CMO, VR
9.603%, 3/15/25                                          172,028             185

                                                                          38,328

U.S. Government Obligations 1.5%

Government National Mortgage Assn.
        5.00%, 9/20/33                                 2,610,571           2,611

        5.50%, 2/20/34                                14,499,185          14,801

        6.00%, 2/15/14 - 8/20/34                       7,077,192           7,332

        6.50%, 9/15/25 - 4/15/29                       1,393,694           1,472

        7.00%, 12/15/23 - 3/15/31                      1,240,409           1,323

        7.50%, 9/15/22 - 5/15/26                         717,987             774

        8.00%, 6/15/17 - 11/15/25                        611,598             668

        8.50%, 6/15/08 - 6/20/26                         464,292             509

        9.00%, 2/15 - 6/20/20                             88,103              98

        9.50%, 8/15/09 - 8/20/22                          74,799              83

        10.00%, 11/15/09 - 1/20/22                         7,484               8

        10.50%, 5/15/15                                    4,054               5

        11.00%, 3/15/10 - 1/15/20                        145,828             165

        11.50%, 3/15/10 - 3/15/16                        170,908             196

   ARM, 4.75%, 8/20/23                                    14,967              15

   CMO, 5.50%, 5/20/31                                 5,000,000           5,143

                                                                          35,203

Total U.S. Government & Agency
Mortgage-Backed Securities
(Cost  $72,690)                                                           73,531


U.S. GOVERNMENT AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 12.2%


U.S. Government Agency Obligations (+/-) 2.9%

Federal Home Loan Bank

        5.75%, 5/15/12                                 6,375,000           6,918

        6.34%, 10/19/05                                4,875,000           5,008

Federal Home Loan Mortgage

        2.375%, 4/15/06 (ss.)                         10,000,000           9,914

        2.75%, 3/15/08 (ss.)                             150,000             146

        2.875%, 5/15/07 (ss.)                          5,000,000           4,948

        4.50%, 1/15/14 (ss.)                             310,000             311

        5.125%, 7/15/12                                  582,000             610

        6.625%, 9/15/09                                7,500,000           8,375

Federal National Mortgage Assn.
        2.25%, 5/15/06 (ss.)                          10,000,000           9,886

        5.25%, 4/15/07 - 8/1/12 (ss.)                  8,310,000           8,639

        6.47%, 9/25/12                                 3,000,000           3,406

        6.625%, 9/15/09 (ss.)                          7,500,000           8,376

                                                                          66,537

U.S. Treasury Obligations 9.3%

U.S. Treasury Bonds

        5.375%, 2/15/31 (ss.)                         18,995,000          20,529

        6.25%, 8/15/23 - 5/15/30 (ss.)                 6,675,000           7,833

        6.50%, 11/15/26 (ss.)                         16,000,000          19,437

        7.125%, 2/15/23 (ss.)                            300,000             383

        7.25%, 5/15/16 (ss.)                           8,500,000          10,638

        8.125%, 8/15/19 (ss.)                            300,000             410

        8.75%, 5/15/20 (ss.)                           1,000,000           1,443

        9.25%, 2/15/16 (ss.)                           3,000,000           4,283

        13.875%, 5/15/11 (ss.)                           190,000             218

U.S. Treasury Notes

        1.625%, 4/30/05 - 2/28/06 (ss.)               32,750,000          32,354

        2.00%, 5/15/06 (ss.)                          10,000,000           9,881

        2.25%, 2/15/07 (ss.)                           3,355,000           3,298

        2.375%, 8/31/06 (ss.)                          2,480,000           2,455

        2.875%, 11/30/06 (ss.)                         5,000,000           4,985

        3.00%, 11/15/07 (ss.)                         14,700,000          14,611

        3.125%, 5/15/07 (ss.)                         14,000,000          13,993

        3.25%, 8/15/07 (ss.)                           6,500,000           6,508

        3.875%, 2/15/13 (ss.)                          8,000,000           7,896

        4.25%, 11/15/13 - 11/15/14 (ss.)              31,000,000          31,100

        4.375%, 5/15/07 - 8/15/12 (ss.)               10,945,000          11,239

        4.75%, 11/15/08 (ss.)                         13,019,000          13,640

                                                                         217,134

Total U.S. Government Agency Obligations
(excluding Mortgage-Backed) (Cost  $279,725)                             283,671


DOMESTIC BOND MUTUAL FUNDS   6.9%


T. Rowe Price Institutional High Yield
Fund, 6.77%p!                                         14,763,350         161,216


Total Domestic Bond Mutual Funds (Cost  $155,485)                        161,216


SHORT-TERM INVESTMENTS   0.7%


Money Market Fund   0.7%

T. Rowe Price Reserve Investment Fund, 2.28% #!       15,787,965          15,788


Total Short-Term Investments (Cost  $15,788)                              15,788


SECURITIES LENDING COLLATERAL   18.6%


Money Market Pooled Account   2.1%

Investment in money market pooled account managed by
JP Morgan Chase Bank, London, 2.322% #                48,471,983          48,472

                                                                          48,472

Money Market Trust   16.5%

State Street Bank and Trust Company
of New Hampshire N.A. Securities
Lending Quality Trust units, 2.276% #                383,270,114         383,270

                                                                         383,270

Total Securities Lending Collateral (Cost  $431,742)                     431,742


Total Investments in Securities

119.4% of Net Assets (Cost $2,167,694)                                $2,775,987
                                                                      ----------


  (1) Denominated in U.S. dollars unless otherwise noted

    # Seven-day yield

    * Non-income producing

(ss.) All or a portion of this security is on loan at December 31, 2004 - See
      Note 2

(+/-) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government

    ! Affiliated company - See Note 4

    @ Valued by the T. Rowe Price Valuation Committee, established by the fund's
      Board of Directors.

    p SEC yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $9,282 and represents 0.4% of net assets

  ADR American Depository Receipts

  ADS American Depository Shares

  ARM Adjustable Rate Mortgage

  AUD Australian dollar

  CAD Canadian dollar

  CHF Swiss franc

  CMO Collateralized Mortgage Obligation

  ETC Equipment Trust Certificate

  EUR Euro

  GBP British pound

  GDS Global Depository Shares

  HKD Hong Kong dollar

  JPY Japanese yen

  MXN Mexican peso

  MYR Malaysian ringgit

  NOK Norwegian krone

  NZD New Zealand dollar

 REIT Real Estate Investment Trust

  SEK Swedish krona

  SGD Singapore dollar

 STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

  TBA To Be Announced security was purchased on a forward commitment basis

   VR Variable Rate

!!Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $2,654 and represents 0.1% of net assets.

                                                      Acquisition    Acquisition
Description                                                  Date           Cost
------------------------------------------------      -----------    -----------
AIG SunAmerica Global Financing,
144A, 7.60%, 6/15/05                                       6/8/00      $   2,600


Totals                                                                 $   2,600
                                                                       ---------

The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $171,273)                           $       177,004

  Non-affiliated companies (cost $1,996,421)                           2,598,983

  Total investments in securities                                      2,775,987

Other assets                                                              14,376

Total assets                                                           2,790,363

Liabilities

Obligation to return securities lending collateral                       431,742

Other liabilities                                                         33,898

Total liabilities                                                        465,640


NET ASSETS                                                       $     2,324,723
                                                                 ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                       $           673

Undistributed net realized gain (loss)                                    18,529

Net unrealized gain (loss)                                               608,295

Paid-in-capital applicable to 117,978,832 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                        1,697,226

NET ASSETS                                                       $     2,324,723
                                                                 ---------------

NET ASSET VALUE PER SHARE                                        $         19.70
                                                                 ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Balanced Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Income

  Dividend                                                       $       43,081

  Interest                                                               25,427

  Securities lending                                                        630

  Total income                                                           69,138

Expenses

  Investment management                                                  10,021

  Shareholder servicing                                                   5,566

  Custody and accounting                                                    314

  Registration                                                               75

  Prospectus and shareholder reports                                         72

  Legal and audit                                                            18

  Directors                                                                   8

  Miscellaneous                                                              23

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                             (771)

  Total expenses                                                         15,326

Net investment income (loss)                                             53,812

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             40,640

  Capital gain distributions from mutual funds                            3,467

  Foreign currency transactions                                            (135)

  Net realized gain (loss)                                               43,972

Change in net unrealized gain (loss)
  Securities                                                            119,027

  Other assets and liabilities
  denominated in foreign currencies                                          (7)

  Change in net unrealized gain (loss)                                  119,020

Net realized and unrealized gain (loss)                                 162,992

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $      216,804
                                                                 --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                              Year
                                                             Ended
                                                          12/31/04      12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                        $    53,812   $    44,732

  Net realized gain (loss)                                 43,972        15,370

  Change in net unrealized gain (loss)                    119,020       302,161

  Increase (decrease) in net assets from operations       216,804       362,263

Distributions to shareholders

  Net investment income                                   (53,274)      (45,522)

  Net realized gain                                       (14,042)            -

  Decrease in net assets from distributions               (67,316)      (45,522)

Capital share transactions *

  Shares sold                                             464,024       402,481

  Distributions reinvested                                 65,050        43,840

  Shares redeemed                                        (401,485)     (297,199)

  Increase (decrease) in net assets from capital
  share transactions                                      127,589       149,122

Net Assets

Increase (decrease) during period                         277,077       465,863

Beginning of period                                     2,047,646     1,581,783

End of period                                         $ 2,324,723   $ 2,047,646
                                                      -----------   -----------

(Including undistributed net investment income of $673 at 12/31/04 and $0 at 12/31/03)

*Share information

    Shares sold                                            24,795        24,597

    Distributions reinvested                                3,433         2,618

    Shares redeemed                                       (21,473)      (18,004)

    Increase (decrease) in shares outstanding               6,755         9,211

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $10,000 for the year ended December 31, 2004.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $2,295,000, represents 5.3% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund's lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, the value of loaned securities was $419,915,000; aggregate collateral consisted of $431,742,000 in money market pooled accounts and U.S. government securities valued at $396,000.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $269,652,000 and $197,256,000, respectively, for the year ended December 31, 2004. Purchases and sales of U.S. government securities aggregated $366,141,000 and $283,388,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                 $    55,614,000

Long-term capital gain                                               11,702,000

Total distributions                                             $    67,316,000
                                                                ---------------

At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                         $   642,436,000

Unrealized depreciation                                             (35,210,000)

Net unrealized appreciation (depreciation)                          607,226,000

Undistributed ordinary income                                         1,403,000

Undistributed long-term capital gain                                 18,868,000

Paid-in capital                                                   1,697,226,000

Net assets                                                      $ 2,324,723,000
                                                                ---------------

Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,070,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2004.

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $9,793,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                             $       135,000

Undistributed net realized gain                                      (1,278,000)

Paid-in capital                                                       1,143,000

At December 31, 2004, the cost of investments for federal income tax purposes was $2,168,763,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $835,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $658,000 for T. Rowe Price Services, Inc., and $3,759,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $386,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $970,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $15,788,000 and $56,297,000, respectively

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund. The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Balanced

Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $771,000 of management fees permanently waived pursuant to this agreement. During the year ended December 31, 2004, purchases and sales of High Yield Fund were $15,724,000 and $0, respectively. Realized gains or losses during the period were $3,467,000, and investment income during the period was $12,280,000. At December 31, 2004 and December 31, 2003, the value of shares of High Yield Fund held were $161,216,000 and $145,848,000, respectively.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $3,082,000 from short-term capital gains,

o $12,104,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $24,875,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $19,515,000 of the fund's income qualifies for the dividends-received deduction.


INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.


HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1991

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1991                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

James A.C. Kennedy, CFA       Director and Vice President, T. Rowe Price and
(1953)                        T. Rowe Price Group, Inc.; Director, T. Rowe
1997                          Price Global Investment Services Limited and
[43]                          T. Rowe Price International, Inc.

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1991                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, Balanced Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served           Principal Occupation(s)

Stephen W. Boesel (1944)           Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., and T. Rowe Price Trust Company

Stephen V. Booth, CPA (1961)       Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)           Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Balanced Fund           Group, Inc., T. Rowe Price Investment
                                   Services, Inc., and T. Rowe Price Trust
                                   Company

Wendy R. Diffenbaugh (1953)        Vice President, T. Rowe Price
Vice President, Balanced Fund

Roger Fiery III, CPA (1959)        Vice President, T. Rowe Price, T. Rowe Price
Vice President, Balanced Fund      Group, Inc., T. Rowe Price International,
                                   Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Name (Year of Birth)
Title and Fund(s) Served           Principal Occupation(s)

John R. Gilner (1961)              Chief Compliance Officer and Vice President,
Chief Compliance Officer,          T. Rowe Price; Vice President, T. Rowe Price
Balanced Fund                      Investment Services, Inc., and T. Rowe Price
                                   Group, Inc.

Gregory S. Golczewski (1966)       Vice President, T.  Rowe Price and T. Rowe
Vice President, Balanced Fund      Price Trust Company

Henry H. Hopkins (1942)            Director and Vice President, T. Rowe Price
Vice President, Balanced Fund      Investment Services, Inc., T. Rowe Price
                                   Services, Inc., and T. Rowe Price Trust
                                   Company; Vice President, T. Rowe Price,
                                   T. Rowe Price Group, Inc., T. Rowe Price
                                   International, Inc., and T. Rowe Price
                                   Retirement Plan Services, Inc.

Patricia B. Lippert (1953)         Assistant Vice President, T. Rowe Price and
Secretary, Balanced Fund           T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA       Vice President, T. Rowe Price, T. Rowe Price
(1960)                             Group, Inc., and T. Rowe Price International,
Vice President, Balanced Fund      Inc.

Edmund M. Notzon III, Ph.D.,       Vice President, T. Rowe Price, T. Rowe Price
CFA (1945)                         Group, Inc., T. Rowe Price Investment
Vice President, Balanced Fund      Services, Inc., and T. Rowe Price Trust
                                   Company

Mark J. Vaselkiv (1958)            Vice President, T. Rowe Price and T. Rowe
Vice President, Balanced Fund      Price Group, Inc.

Julie L. Waples (1970)             Vice President, T. Rowe Price
Vice President, Balanced Fund

Richard T. Whitney, CFA (1958)     Vice President, T. Rowe Price, T. Rowe Price
President, Balanced Fund           Group, Inc., T. Rowe Price International,
                                   Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $9,523               $11,236
     Audit-Related Fees                       1,316                   668
     Tax Fees                                 2,583                 2,918
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005